Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
- BNY Mellon Municipal Opportunities Fund

On February 18, 2011, BNY Mellon Municipal Opportunities Fund (the "Fund"), a series of BNY Mellon Funds Trust (the "Trust"), purchased $1,300,000 of Pennsylvania Higher Educational Facilities Authority 5.75% revenue bonds due 8/15/2041 - Rated: Aa3/AA-, CUSIP No.: 70917RT39 (the "Bonds") at a purchase price of $98.233 per unit. The Bonds were purchased from BofA Merrill Lynch, a member of the underwriting syndicate offering the Bonds, from its account. BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, also was a member of the syndicate but received no benefit in connection with the transaction. No other members of the syndicate received any economic benefit from the Fund's purchase of the Bonds. The following is a list of the syndicate's primary members:

BofA Merrill Lynch
J.P. Morgan
Loop Capital Markets
Ramirez & Co., Inc.
PNC Capital Markets LLC
The Bank of New York Mellon
Morgan Stanley

Accompanying this statement are materials presented to the Board of Trustees of the Trust, which ratified the Fund's purchase of the Stock as being in compliance with the Trust's Rule 10f-3 Procedures at the Trust's Board meeting held on June 7, 2011.

EXHIBIT B

PRE-PURCHASE APPROVAL FORM

PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: BNY MELLON MUNI OPPORTUNITIES FUND
2. Anticipated Purchase Date: 2/18/2011
3. Total Net Assets of Account/Fund: $530M
4. Type and Description of Security to be Purchased: UNIV PENNSYLVANIA 5.75 8/41
5. Credit Rating of Security (Rating/Rating Agency): Aa3/AA-
6. Name of Underwriting Syndicate Dealer Effecting Transaction: MERRILL LYNCH
7. Name of Affiliated Underwriter in Underwriting Syndicate: BNYMCM
8. Issue Size: $150M
9. CUSIP: 70917RT39
10. Amount Purchased by Account/Fund: 1.3M
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: .867%
12. Amount Purchased as a Percentage of Account/Fund Assets: .245%
13. Purchase Price of Securities (if at par, so state): 98.233
14. Commission/Spread Received by Principal Underwriters: .5
15. Yield (as applicable): 5.875%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase : 5.875%

The Affiliated Purchase Should be Reported to the BOD of which Entities: The Bank of New York Mellon (Asset Management)______; BNY Mellon, NA (Wealth Management)___; Other____X___

Mutual Fund Purchases Only:

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): YES
2. Was Security Purchased on Offer Date? (Must be Yes): YES
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): YES
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): YES
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): NO
6. Was the Commission or Spread paid reasonable as compared toTransactions with non-affiliated Parties?(Must be Yes): YES

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) ☑

- This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?
- **This purchase will not be designated as a "group sale" (i.e., affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share **of equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities are limited to 25% of the offering.**
- **Note: If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ if Exhibit E is required—if so, please complete and submit.**

LOB Asset Management Unit (Print) Wealth Management

AND

LOB Portfolio Manager Name (Print) John Flahive Signature [signature] Date 2/17/11

AND

LOB CIO/Designate Name (Print) John Flahive Signature [signature] Date 2/17/11

AND

Chief Compliance Officer Name (Print) Katherine Cain Signature [signature] Date 2/17/11

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
- BNY Mellon U.S. Core Equity 130/30 Fund
- BNY Mellon Balanced Fund
- BNY Mellon Income Stock Fund
- BNY Mellon Large Cap Stock Fund

On April 11, 2011, BNY Mellon U.S. Core Equity 130/30 Fund, BNY Mellon Balanced Fund, BNY Mellon Income Stock Fund and BNY Mellon Large Cap Stock Fund (collectively, the "Funds"), each a series of BNY Mellon Funds Trust (the "Trust"), purchased $22,950, $9,510, $18,150 and $99,800, respectively, of PPL Corporation common stock, CUSIP No.: 69351T106 (the "Stock") at a purchase price of $25.30 per unit. The Stock was purchased from Credit Suisse, a member of the underwriting syndicate offering the Stock, from its account. BNY Mellon Capital Markets, LLC, an affiliate of the Funds' investment adviser, also was a member of the syndicate but received no benefit in connection with the transaction. No other members of the syndicate received any economic benefit from the Funds' purchase of the Stock. The following is a list of the syndicate's primary members:

Credit Suisse
Barclays Capital
Wells Fargo Securities
BNY Mellon Capital Markets, LLC
Credit Agricole CIB
Goldman, Sachs & Co.
KeyBanc Capital Markets
Mizuho Securities
PNC Capital Markets LLC
RBS
Scotia Capital
UBS Investment Bank
BofA Merrill Lynch
Morgan Stanley
BNP PARIBAS
Citi
Deutsche Bank Securities
J.P. Morgan
Mitsubishi UFJ Securities
Piper Jaffray
RBC Capital Markets
Santander
SunTrust Robinson Humphrey
The Williams Capital Group, L.P.

Accompanying this statement are materials presented to the Board of Trustees of the Trust, which ratified the Funds' purchase of the Stock as being in compliance with the Trust's Rule 10f-3 Procedures at the Trust's Board meeting held on September 13, 2011.

PRE-PURCHASE APPROVAL FORM
PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: **BNY Mellon Core Equity 130-30 Fund**
2. Anticipated Purchase Date: **4/11/11**
3. Total Net Assets of Account/Fund: **$313,741,927.70**
4. Type and Description of Security to be Purchased: **PPL Corporation (PPL)**
5. Credit Rating of Security (Rating/Rating Agency): **n/a**
6. Name of Underwriting Syndicate Dealer Effecting Transaction: **Credit Suisse**
7. Name of Affiliated Underwriter in Underwriting Syndicate: **BNY Mellon Capital Markets**
8. Issue Size: **2,024,000,000.00**
9. CUSIP: **69351T106**
10. Amount Purchased by Account/Fund: **22,950**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: **0.001%**
12. Amount Purchased as a Percentage of Account/Fund Assets: **0.185%**
13. Purchase Price of Securities (if at par, so state): **$25.30**
14. Commission/Spread Received by Principal Underwriters: **$0.45540**
15. Yield (as applicable): **n/a**
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase **n/a**
17. The Affiliated Purchase Should be Reported to the BOD of which Entities: **Bank of New York Mellon, N.A.**

    Other (Describe) **Dreyfus**

Mutual Fund Purchases Only:

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): **Yes**
2. Was Security Purchased on Offer Date? (Must be Yes): **Yes**
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): **Yes**
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): **Yes**
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): **No**
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): **Yes**

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) X

This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?

- **This purchase will not be designated as a "group sale" or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share of **equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Rule 10f-3 permits only a 25% of purchase issue of a fixed income asset portfolio.**
- **Note: If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ if Exhibit E is required—if so, please complete and submit.**

LOB Asset Management Unit (Print) **The Boston Company Asset Management, LLC**

AND

LOB Portfolio Manager Name (Print) **Sean P. Fitzgibbon** Signature *[signature]* Date: **as of 4/11/11**

AND

LOB CIO/Designate Name (Print) **John Truschel** Signature *[signature]* Date: **as of 4/11/11**

AND

Chief Compliance Officer Name (Print) **Jennifer Cassedy** Signature *[signature]* Date: **as of 4/11/11**

To: Nicholas M. Rotunno Phone 412-234-5514 - Fiduciary Risk Management (151-0947)

Fund Chief Compliance Officer (For Affiliated Mutual Fund Purchases Only)

PRE-PURCHASE APPROVAL FORM
PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: **BNY Mellon Balanced Fund**
2. Anticipated Purchase Date: **4/11/11**
3. Total Net Assets of Account/Fund: **$405,259,682.12**
4. Type and Description of Security to be Purchased: **PPL Corporation (PPL)**
5. Credit Rating of Security (Rating/Rating Agency): **n/a**
6. Name of Underwriting Syndicate Dealer Effecting Transaction: **Credit Suisse**
7. Name of Affiliated Underwriter in Underwriting Syndicate: **BNY Mellon Capital Markets**
8. Issue Size: **2,024,000,000.00**
9. CUSIP: **69351T106**
10. Amount Purchased by Account/Fund: **9,510**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: **0.000%**
12. Amount Purchased as a Percentage of Account/Fund Assets: **0.059%**
13. Purchase Price of Securities (if at par, so state): **$25.30**
14. Commission/Spread Received by Principal Underwriters: **$0.45540**
15. Yield (as applicable): **n/a**
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase **n/a**
17. The Affiliated Purchase Should be Reported to the BOD of which Entities: **Bank of New York Mellon, N.A.**

    Other (Describe) **Dreyfus**

Mutual Fund Purchases Only:
1. Was Price paid for all block purchases the same for all participants? (Must be Yes): **Yes**
2. Was Security Purchased on Offer Date? (Must be Yes): **Yes**
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): **Yes**
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): **Yes**
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): **No**
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): **Yes**

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) X

This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?

- **This purchase will not be designated as a "group sale" or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share of **equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Rule 10f-3 permits only a 25% of purchase issue of a fixed income asset portfolio.**
- **Note: If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ if Exhibit E is required—if so, please complete and submit.**

LOB Asset Management Unit (Print) **The Boston Company Asset Management, LLC**
AND
LOB Portfolio Manager Name (Print) **Sean Fitzgibbon** Signature [signature] Date: **as of 4/11/11**
AND
LOB CIO/Designate Name (Print) **John Truschel** Signature [signature] Date: **as of 4/11/11**
AND
Chief Compliance Officer Name (Print) **Jennifer Cassedy** Signature [signature] Date: **as of 4/11/11**

To: Nicholas M. Rotunno Phone 412-234-5514 - Fiduciary Risk Management (151-0947)
Fund Chief Compliance Officer (For Affiliated Mutual Fund Purchases Only)

PRE-PURCHASE APPROVAL FORM
PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: **BNY Mellon Income Stock Fund**
2. Anticipated Purchase Date: **4/11/11**
3. Total Net Assets of Account/Fund: **$117,162,097.58**
4. Type and Description of Security to be Purchased: **PPL Corporation (PPL)**
5. Credit Rating of Security (Rating/Rating Agency): **n/a**
6. Name of Underwriting Syndicate Dealer Effecting Transaction: **Credit Suisse**
7. Name of Affiliated Underwriter in Underwriting Syndicate: **BNY Mellon Capital Markets**
8. Issue Size: **2,024,000,000.00**
9. CUSIP: **69351T106**
10. Amount Purchased by Account/Fund: **18,150**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: **0.001%**
12. Amount Purchased as a Percentage of Account/Fund Assets: **0.390%**
13. Purchase Price of Securities (if at par, so state): **$25.30**
14. Commission/Spread Received by Principal Underwriters: **$0.45540**
15. Yield (as applicable): **n/a**
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase **n/a**
17. The Affiliated Purchase Should be Reported to the BOD of which Entities: **Bank of New York Mellon, N.A.**

    Other (Describe) **Dreyfus**

Mutual Fund Purchases Only:
1. Was Price paid for all block purchases the same for all participants? (Must be Yes): **Yes**
2. Was Security Purchased on Offer Date? (Must be Yes): **Yes**
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): **Yes**
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): **Yes**
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): **No**
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): **Yes**

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) X

This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?

- **This purchase will not be designated as a "group sale" or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share of **equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Rule 10f-3 permits only a 25% of purchase issue of a fixed income asset portfolio.**
- **Note: If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ if Exhibit E is required—if so, please complete and submit.**

LOB Asset Management Unit (Print) **The Boston Company Asset Management, LLC**

AND

LOB Portfolio Manager Name (Print) **Brian Ferguson** Signature [signature] Date: **as of 4/11/11**

AND

LOB CIO/Designate Name (Print) **John Truschel** Signature [signature] Date: **as of 4/11/11**

AND

Chief Compliance Officer Name (Print) **Jennifer Cassedy** Signature [signature] Date: **as of 4/11/11**

To: Nicholas M. Rotunno Phone 412-234-5514 - Fiduciary Risk Management (151-0947)
Fund Chief Compliance Officer (For Affiliated Mutual Fund Purchases Only)

PRE-PURCHASE APPROVAL FORM
PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: **BNY Mellon Large Cap Stock Fund**
2. Anticipated Purchase Date: **4/11/11**
3. Total Net Assets of Account/Fund: **$1,351,102,290.44**
4. Type and Description of Security to be Purchased: **PPL Corporation (PPL)**
5. Credit Rating of Security (Rating/Rating Agency): **n/a**
6. Name of Underwriting Syndicate Dealer Effecting Transaction: **Credit Suisse**
7. Name of Affiliated Underwriter in Underwriting Syndicate: **BNY Mellon Capital Markets**
8. Issue Size: **2,024,000,000.00**
9. CUSIP: **69351T106**
10. Amount Purchased by Account/Fund: **99,800**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: **0.005%**
12. Amount Purchased as a Percentage of Account/Fund Assets: **0.185%**
13. Purchase Price of Securities (if at par, so state): **$25.30**
14. Commission/Spread Received by Principal Underwriters: **$0.45540**
15. Yield (as applicable): **n/a**
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase **n/a**
17. The Affiliated Purchase Should be Reported to the BOD of which Entities: **Bank of New York Mellon, N.A.**

    Other (Describe) **Dreyfus**

Mutual Fund Purchases Only:
1. Was Price paid for all block purchases the same for all participants? (Must be Yes): **Yes**
2. Was Security Purchased on Offer Date? (Must be Yes): **Yes**
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): **Yes**
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): **Yes**
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): **No**
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): **Yes**

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) X

This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate?*

- **This purchase will not be designated as a "group sale" or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share of **equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Rule 10f-3 permits only a 25% of purchase issue of a fixed income asset portfolio.**
- **Note: If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ if Exhibit E is required—if so, please complete and submit.**

LOB Asset Management Unit (Print) **The Boston Company Asset Management, LLC**

AND

LOB Portfolio Manager Name (Print) **Sean Fitzgibbon** Signature *Sean Fitzgibbon* Date: **as of 4/11/11**

AND

LOB CIO/Designate Name (Print) **John Truschel** Signature *John Truschel* Date: **as of 4/11/11**

AND

Chief Compliance Officer Name (Print) **Jennifer Cassedy** Signature *Jennifer Cassedy* Date: **as of 4/11/11**

To: Nicholas M. Rotunno Phone 412-234-5514 - Fiduciary Risk Management (151-0947)
Fund Chief Compliance Officer (For Affiliated Mutual Fund Purchases Only)

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
- BNY Mellon Intermediate Bond Fund

On April 11, 2011, BNY Mellon Intermediate Bond Fund (the "Fund"), a series of BNY Mellon Funds Trust (the "Trust"), purchased 7,920,000 of Wal-Mart Stores, Inc. 2.8% notes due 4/15/2016 - Rated: Aa2/AA/AA, CUSIP No.: 931142DC4 (the "Notes") at a purchase price of $99.631 per unit. The Notes were purchased from Goldman, Sachs & Co., a member of the underwriting syndicate offering the Notes, from its account. BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, also was a member of the syndicate but received no benefit in connection with the transaction. No other members of the syndicate received any economic benefit from the Fund's purchase of the Notes. The following is a list of the syndicate's primary members:

Goldman, Sachs & Co.
J.P. Morgan Securities LLC
RBS Securities Inc.
Citigroup Global Markets Inc.
Merrill Lynch
Wells Fargo Securities, LLC

Accompanying this statement are materials presented to the Board of Trustees of the Trust, which ratified the Fund's purchase of the Notes as being in compliance with the Trust's Rule 10f-3 Procedures at the Trust's Board meeting held on September 13, 2011.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
(Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name: BNY MELLON INTERMEDIATE BOND FUND
2. Anticipated Purchase Date: 4/11/11
3. Total Net Assets of Account/Fund: 972M
4. Type and Description of Security to be Purchased: WALMART STORE INC 2.8% 4/15/16
5. Credit Rating of Security (Rating/Rating Agency): Aa2/AA/AA
6. Name of Underwriting Syndicate Dealer Effecting Transaction: GOLDMAN SACHS
7. Name of Affiliated Underwriter in Underwriting Syndicate: BNYMCM
8. Issue Size: $5B Total/$1B Traunch
9. CUSIP: 931142DC4
10. Amount Purchased by Account/Fund: $7.92M
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: .79%
12. Amount Purchased as a Percentage of Account/Fund Assets: .8%
13. Purchase Price of Securities (if at par, so state): 99.631
14. Commission/Spread Received by Principal Underwriters: $3.50/1000
15. Yield (as applicable): 2.88%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase 2.88%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*
1. Was Price paid for all block purchases the same for all participants? (Must be Yes): YES
2. Was Security Purchased on Offer Date? (Must be Yes): YES
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): YES
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): YES
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): NO
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): YES
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) : ☒

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): **Wealth Management**

LOB Portfolio Manager Name (Print) John Flahive Signature [signature] Date: 4/11/11

LOB CIO/COO Name (Print John Flahive Signature [signature] Date: 4/11/11

Chief Compliance Officer Name (Print) Katherine Cain Signature [signature] Date: 4/11/11

Notes:
If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector